Independent auditors' consent
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The board and shareholders AXP Variable Portfolio - Partners Series, Inc.
   AXP Variable Portfolio - Partners Small Cap Value Fund:

We consent to the use of our report included herein and to the reference to our Firm under "INDEPENDENT AUDITORS" in Part B of the Registration Statement.





                               /s/ KPMG LLP
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                                   KPMG LLP


Minneapolis, Minnesota
Aug. 9, 2001